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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 18, 2002
                                                       --------------------



                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    1-16335                  73-1599053
        --------                    -------                  -----------
    (State or other               (Commission             (I.R.S. Employer
    jurisdiction of               File Number)           Identification No.)
     incorporation)



     One Williams Center, Tulsa, Oklahoma                       74172
     ----------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On November 18, 2002, Williams Energy Partners L.P. (the "Partnership") announced that it has made amendments to its partnership agreement to give greater control to unitholders.

         These changes, made in conjunction with the Partnership's recently announced long-term debt financing, include the reduction in voting rights of the Partnership's class B and subordinated units - all of which are owned by Williams (NYSE: WMB), the owner of the Partnership's general partner. Unitholders also will elect the board of directors of the general partner.

         In conjunction with these changes, the Partnership will begin conducting annual unitholder meetings, at which time an annual slate of board members will be approved. More information about the 2003 meeting will be announced in the coming months.

         The reduction in Williams' voting rights will be accomplished by removing the voting rights of the class B units and reducing the voting rights of the subordinated units to one-half vote for each unit owned.

         In addition to these changes, Williams has established a new wholly owned subsidiary, WEG GP LLC, that will serve as the Partnership's general partner. The general partner interest and incentive distribution rights have transferred to the new general partner.

         The board of the previous general partner will initially serve as the board of WEG GP LLC. However, the new general partner's board will be reconfigured so that it is comprised of a majority of independent directors prior to the first annual meeting of unitholders to elect board members.

Item 7. Financial Statements and Exhibits.

           The Partnership files the following exhibits as part of this report:

           Exhibit 3.1 Copy of Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of Williams Energy Partners L.P.

           Exhibit 3.2 Copy of Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Williams Energy Partners L.P.

           Exhibit 3.3 Copy of the Limited Liability Company Agreement of WEG GP LLC.

           Exhibit 10 Copy of Assignment, Assumption and Amendment Agreement dated as of November 15, 2002, entered into by and between Williams GP LLC, WEG GP LLC, the Partnership, Williams Energy Services, LLC, and Williams Natural Gas Liquids, Inc.


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           Exhibit 99.1  Copy of the Partnership's press release dated
                         November 18, 2002, publicly announcing the information reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WILLIAMS ENERGY PARTNERS L.P.

                                    By:  WEG GP LLC, its General Partner



Date:  November 19, 2002                 /s/ Suzanne H. Costin
                                         ------------------------------
                                         Name:  Suzanne H. Costin
                                         Title: Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
------              -----------

3.1                 Copy of Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership of
                    Williams Energy Partners L.P.

3.2                 Copy of Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of
                    Williams Energy Partners L.P.

3.3                 Copy of the Limited Liability Company Agreement of WEG GP LLC.

10                  Copy of Assignment, Assumption and Amendment Agreement dated as of November 15, 2002, entered into by and between Williams GP LLC, WEG GP LLC, the Partnership, Williams Energy Services,
                    LLC, and Williams Natural Gas Liquids, Inc.

99.1                Copy of the Partnership's press release dated November 18, 2002, publicly announcing the information reported herein.